RANGER FUNDS INVESTMENT TRUST

RG Tactical Market Neutral Fund

Investor Class: RFTIX

Institutional Class: RFIIX

Supplement to the Prospectus and Statement of Additional Information, each dated November 29, 2019

Supplement dated August 4, 2020

The information in this Supplement amends certain information contained in the Prospectus and Statement of Additional Information for the Fund, each dated November 29, 2019.

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On August 24, 2020, the Fund will undergo the following changes:

The Fund will be renamed the RG Gold+ Fund.

Institutional Class shares ticker symbol will have changed from RFIIX to GLDPX.

The Fund will implement a reverse share split such that the net asset value per share of the Fund’s Institutional Class shares will increase to $20 per share.  This reverse share split will not affect the total value of your investment, but the number of shares you own will decrease.

The Fund will employ a materially different investment strategy, which is summarized below.

The Fund's adviser seeks long-term capital appreciation by employing a tactical strategy to invest in:

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precious metals (gold, silver and platinum), and

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cryptocurrencies.

On or about August 24, 2020, the Fund will send investors an updated complete Prospectus that will describe the Fund’s new strategy and related risks in detail.

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This supplement, the Prospectus and the Statement of Additional Information, each dated November 29, 2019, provide the information a prospective investor should know about the Fund and should be retained for future reference.  You may obtain a copy of the current Prospectus or Statement of Additional Information without charge by calling Ranger Funds Investment Trust at 1-866-458-4744 or visiting www.rangerfunds.com.